March 8, 2006

                            THE DAVENPORT EQUITY FUND
                   (A SERIES OF WILLIAMSBURG INVESTMENT TRUST)

                SUPPLEMENT TO THE PROSPECTUS DATED AUGUST 1, 2005


     The Board of Trustees has approved an increase in the permissible amount of the Fund's investments in foreign securities from 15% to 20% of the Fund's net assets. Accordingly, the disclosure in the penultimate paragraph of the section RISK/RETURN SUMMARY -- WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES? on page 2 of the Prospectus is revised as follows:

     The Advisor may invest a portion of the Fund's assets in preferred stocks and convertible bonds. The Fund may invest up to 20% of its net assets in the equity securities of foreign issuers when, in the Advisor's opinion, such investments would be advantageous to the Fund and help the Fund achieve its investment objective.

                       STATEMENT OF ADDITIONAL INFORMATION

                            THE DAVENPORT EQUITY FUND

                                 AUGUST 1, 2005
                              REVISED MARCH 8, 2006

                                   A SERIES OF
                          WILLIAMSBURG INVESTMENT TRUST
                          225 PICTORIA DRIVE, SUITE 450
                             CINCINNATI, OHIO 45246
                            TELEPHONE 1-800-443-4249


                                TABLE OF CONTENTS


FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS............................ 2
INVESTMENT LIMITATIONS....................................................... 5
TRUSTEES AND OFFICERS........................................................ 7
INVESTMENT ADVISER.......................................................... 12
ADMINISTRATOR............................................................... 15
DISTRIBUTOR................................................................. 16
OTHER SERVICE PROVIDERS..................................................... 16
PORTFOLIO SECURITIES AND BROKERAGE.......................................... 16
SPECIAL SHAREHOLDER SERVICES................................................ 18
PURCHASE OF SHARES.......................................................... 19
REDEMPTION OF SHARES........................................................ 20
NET ASSET VALUE DETERMINATION............................................... 21
FUND EXPENSES............................................................... 21
ADDITIONAL TAX INFORMATION.................................................. 21
GENERAL INFORMATION ABOUT THE TRUST......................................... 23
CALCULATION OF PERFORMANCE DATA............................................. 25
FINANCIAL STATEMENTS AND REPORTS............................................ 28
PROXY VOTING POLICIES AND PROCEDURES (APPENDIX A)........................... 29

This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of The Davenport Equity Fund dated August 1, 2005. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. The Prospectus may be obtained from the Fund, at the address and phone number shown above, at no charge.

                FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS

The Davenport Equity Fund (the "Fund") is a separate investment portfolio of Williamsburg Investment Trust (the "Trust"). The investment objective and principal strategies of the Fund are described in the Prospectus. Supplemental information about these strategies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.

FOREIGN SECURITIES. The Fund may invest up to 20% of its net assets in foreign securities if the Adviser believes such investment would be consistent with the Fund's investment objective. The Fund may invest in securities of foreign issuers directly or in the form of sponsored American Depository Receipts ("ADRs"). ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus. Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

WARRANTS AND RIGHTS. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

U.S. GOVERNMENT SECURITIES. The Fund may invest in debt obligations which are issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities") as described herein. U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S.

Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The guarantee of the U.S. Government does not extend to the yield or value of U.S. Government Securities or of the Fund's shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through "Certificates," representing undivided ownership interests in pools of mortgages. Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses.

REPURCHASE AGREEMENTS. The Fund may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund's risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Fund holds a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Adviser will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Fund's custodian either directly or through a securities depository. The Fund will not enter into a repurchase agreement which will cause more than 15% of its net assets to be invested in repurchase agreements which extend beyond seven days and other illiquid securities.

SHARES OF OTHER INVESTMENT COMPANIES. The Fund may invest up to 5% of its total assets in shares of other investment companies which are generally authorized to invest in securities eligible for purchase by the Fund. Such other investment companies include Standard & Poor's Depository Receipts ("SPDRs") and shares of the DIAMONDS Trust ("DIAMONDs"). SPDRs are exchange-traded securities that represent ownership in the SPDR Trust, a long-term unit investment trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor's Composite Stock Price Index. Holders of SPDRs are entitled to receive proportionate quarterly distributions corresponding to the dividends which accrue on the S&P 500 stocks in the underlying portfolio, less accumulated expenses of the SPDR Trust. DIAMONDs operate similarly to SPDRs, except that the DIAMONDS Trust is intended to track the price performance and dividend yield of the Dow Jones Industrial Average. SPDRs and DIAMONDs are unlike traditional mutual funds in that they are available for purchase or sale during the trading day like a share of stock, rather than at closing net asset value per share. This characteristic of SPDRs and DIAMONDs is a risk separate and distinct from the risk that its net asset value will decrease.

To the extent the Fund invests in securities of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly.

DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Fund would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Adviser's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund's custodian, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

BORROWING. The Fund may borrow, temporarily, up to 5% of its total assets for extraordinary or emergency purposes and may increase the limit to 33.3% of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Fund borrows for these purposes, the effects of market price fluctuations on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of the Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with such borrowing. The Fund will not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

PORTFOLIO TURNOVER. Portfolio turnover will not be a limiting factor when the Adviser deems changes appropriate. By utilizing the approach to investing described herein, it is expected that the Fund's annual portfolio turnover will generally not exceed 100%. Market conditions may dictate, however, a higher rate of portfolio turnover in a particular year. The degree of portfolio activity affects the brokerage costs of the Fund and may have an impact on the total amount of taxable distributions to shareholders.

                             INVESTMENT LIMITATIONS

The Fund has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Fund. These limitations may not be changed without the affirmative vote of a majority of the outstanding voting shares of the Fund. For purposes of the discussion of these fundamental investment limitations, the term "majority" of the outstanding shares of the Fund means the lesser of (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

Under these fundamental limitations, the Fund MAY NOT:

(1) Invest more than 5% of the value of its total assets in the securities of any one corporate issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one corporate issuer;

(2)  Invest  25% or more of the  value of its total  assets in any one  industry
     (except  that  securities  of  the  U.S.   Government,   its  agencies  and
     instrumentalities are not subject to these limitations);

(3) Invest for the purpose of exercising control or management of another issuer;

(4) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things, and the Fund may invest in mortgage-backed securities;

(5) Underwrite securities issued by others, except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(6) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(7) Make short sales of securities or maintain a short position, except short sales "against the box" (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(8) Make loans of money or securities, except that the Fund may invest in repurchase agreements;

(9) Write, purchase or sell commodities, commodities contracts, commodities futures contracts, warrants on commodities or related options;

(10) Issue any senior security as defined by the Investment Company Act of 1940 except insofar as any borrowing that the Fund may engage in may be deemed to be an issuance of a senior security;

(11) Borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of the Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(12) Invest in restricted securities, or invest more than 15% of the Fund's net assets in other illiquid securities, including repurchase agreements maturing in over seven days, and other securities for which there is no established market or for which market quotations are not readily available;

(13) Write, acquire or sell puts, calls or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts or related options; or

(14) Purchase securities of other investment companies, except through purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of the Fund's total assets would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (limitation number 11, above), the Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.

While the Fund has reserved the right to make short sales "against the box" (limitation number 7, above), the Adviser has no present intention of engaging in such transactions at this time or during the coming year.

                              TRUSTEES AND OFFICERS

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust. The Trustees serve for an indefinite term, subject to periodic review, and the officers are elected annually. The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk.

                                                                                                                        Number of
                                                                                                                       Portfolios
                                                                                                                         in Fund
                                             Length of        Position(s)    Principal Occupation(s) During              Complex
Name, Address and Age                       Time Served        Held with     Past 5 Years and                          Overseen by
                                                                 Trust       Directorships of Public Companies           Trustee
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:

*Austin Brockenbrough III (age 68)             Since           Trustee;      President  and  Managing   Director  of       11
1802 Bayberry Court, Suite 400             September 1988   Vice President   Lowe,  Brockenbrough  & Company,  Inc.,
Richmond, Virginia 23226                                        of The       Richmond,    Virginia;    Director   of
                                                            Jamestown Funds  Tredegar     Corporation      (plastics
                                                                             manufacturer)  and Wilkinson  O'Grady &
                                                                             Co. Inc. (global asset manager)

*John T. Bruce (age 51)                        Since           Trustee;      Principal of Flippin, Bruce & Porter,         11
800 Main Street                            September 1988    President of    Inc., Lynchburg, Virginia
Lynchburg, Virginia 24504                                    the Flippin,
                                                            Bruce & Porter
                                                                 Funds

*Charles M. Caravati, Jr. (age 68)             Since           Chairman      Retired physician; retired President          11
931 Broad Street Road                        June 1991        and Trustee    of Dermatology Associates of Virginia,
Manakin-Sabot, Virginia 23103                                                P.C.

*Richard Mitchell (age 55)                     Since           Trustee;      Principal of T.  Leavell &  Associates,       11
150 Government Street                        June 1991       President of    Inc., Mobile, Alabama
Mobile, Alabama 36602                                       The Government
                                                             Street Funds

INDEPENDENT TRUSTEES:

J. Finley Lee, Jr. (age 65)                    Since            Trustee      Financial  consultant  and  the  Julian       11
448 Pond Apple Drive North                 September 1988                    Price  Professor  Emeritus,  University
Naples, Florida 34119                                                        of North Carolina

Richard L. Morrill (age 66)                    Since            Trustee      Chancellor   of   the   University   of       11
G19 Boatwright Library                       March 1993                      Richmond;    Director    of    Tredegar
Richmond, Virginia 23173                                                     Corporation   (plastics   manufacturer)
                                                                             and  Albemarle   Corporation  (polymers
                                                                             and chemicals manufacturer)

Harris V. Morrissette (age 45)                 Since            Trustee      Chief  Executive  Officer  of  Marshall       11
100 Jacintoport Boulevard                    March 1993                      Biscuit  Co.  Inc.;  Chairman of Azalea
Saraland, Alabama 36571                                                      Aviation,   Inc.  (airplane   fueling);
                                                                             Director of BancTrust  Financial Group,
                                                                             Inc.   (bank   holding   company)   and
                                                                             EnergySouth, Inc.

Erwin H. Will, Jr. (age 72)                    Since            Trustee      Retired  Chief  Investment  Officer  of       11
47 Willway Avenue                            July 1997                       Equities of Virginia  Retirement System
Richmond, Virginia 23226                                                     (VRS).  Subsequent  to his  retirement,
                                                                             he   temporarily   served   as   Acting
                                                                             Managing Director of Equities for VRS.

Samuel B. Witt III (age 69)                    Since            Trustee      Retired   Senior  Vice   President  and       11
302 Clovelly Road                          November 1988                     General     Counsel    of     Stateside
Richmond, Virginia 23221                                                     Associates,   Inc.  (state   government
                                                                             relations);   Director   of  The  Swiss
                                                                             Helvetia   Fund,    Inc.    (closed-end
                                                                             investment company)


EXECUTIVE OFFICERS:
John P. Ackerly IV (age 41)               Since           Vice President of       Senior Vice President of Davenport & Company LLC,
One James Center, 901 E. Cary Street  November 1997   The Davenport Equity Fund   Richmond, Virginia
Richmond, Virginia 23219

Laura E. Amory (age 38)                   Since       Chief Compliance Officer of Director of Compliance of Davenport & Company LLC,
One James Center, 901 E. Cary Street  September 2004  The Davenport Equity Fund   Richmond, Virginia
Richmond Virginia 23219

Joseph L. Antrim III (age 60)            Since              President of          Executive Vice President of Davenport & Company
One James Center, 901 E. Cary Street  November 1997   The Davenport Equity Fund   LLC, Richmond, Virginia
Richmond, Virginia 23219

Charles M. Caravati III (age 39)         Since               President of         Managing  Director  of  Lowe,  Brockenbrough  &
1802 Bayberry Court, Suite 400        January 1996    The Jamestown Balanced Fund Company  Inc., Richmond, Virginia
Richmond, Virginia 23226                              The Jamestown Equity Fund
                                                          and The Jamestown
                                                      International Equity Fund

Robert G. Dorsey (age 48)                 Since             Vice President        Managing Director of Ultimus Fund Solutions,  LLC
225 Pictoria Drive, Suite 450         November 2000                               (a registered  transfer agent) and  Ultimus  Fund
Cincinnati, Ohio 45246                                                            Distributors, LLC (a registered broker-dealer)

John M. Flippin (age 63)                  Since           Vice President of       Principal of  Flippin,  Bruce &  Porter,  Inc.,
800 Main Street                       September 1988      the Flippin, Bruce      Lynchburg,  Virginia
Lynchburg, Virginia 24504                                  & Porter Funds

Joseph A. Jennings III (age 43)           Since            President of The       Portfolio  Manager  of  Lowe,  Brockenbrough  &
1802 Bayberry Court, Suite 400          June 2005        Jamestown Tax Exempt     Company, Inc., Richmond Virginia
Richmond, Virginia 23226                                     Virginia Fund

Timothy S. Healey (age 52)                Since          Vice President of The    Principal of T. Leavell & Associates, Inc.,
600 Luckie Drive, Suite 305            January 1995    Government Street Mid-Cap  Mobile, Alabama
Birmingham, Alabama 35223                               Fund and The Alabama Tax
                                                            Free Bond Fund

Mary Shannon Hope (age 41)                 Since         Vice President of The    Vice President and Portfolio Manager of T. Leavell
150 Government Street                  February 2004    Government Street Bond    & Associates, Inc.,  Mobile, Alabama
Mobile, Alabama 36602                                            Fund

J. Lee Keiger III (age 50)                 Since           Vice President of      Senior Vice President of  Davenport & Company LLC,
One James Center, 901 E. Cary Street   November 1997   The Davenport Equity Fund  Richmond, Virginia
Richmond, Virginia 23219

Thomas W. Leavell (age 62)                 Since         Vice President of The    President of T. Leavell & Associates, Inc.,
150 Government Street                  February 2004    Government Street Equity  Mobile, Alabama
Mobile, Alabama 36602                                    Fund and The Government
                                                         Street Mid-Cap Fund

Katherine M. McGinley (age 30)            Since       Chief Compliance Officer of Chief  Compliance  Officer  of  T. Leavell  &
150 Government Street                 September 2004  The Government Street Funds Associates, Inc., Mobile,  Alabama; attorney  with
Mobile, Alabama 36602                                                             Alford, Clausen &  McDonald,  LLC from  May  2003
                                                                                  until July 2004; attorney with Burr & Forman LLP
                                                                                  from June 2000 until April 2003

R. Gregory Porter III (age 64)            Since           Vice President of       Principal  of  Flippin,  Bruce &  Porter,  Inc.,
800 Main Street                       September 1988     the Flippin, Bruce &     Lynchburg, Virginia
Lynchburg, Virginia 24504                                   Porter Funds

Page T. Reece (age 48)                     Since       Chief Compliance Officer   Chief  Compliance  Officer  and  Director  of
1802 Bayberry Court, Suite 400         September 2004   of The Jamestown Funds    Operations  of  Lowe,  Brockenbrough  & Co., Inc.,
Richmond, Virginia 23226                                                          Richmond, Virginia

Teresa L. Sanderson (age 42)               Since       Chief Compliance Officer   Chief  Compliance  Officer  and  a  Principal   of
800 Main Street                        September 2004   of the Flippin, Bruce &   Flippin, Bruce & Porter, Inc., Lynchburg, Virginia
Lynchburg, Virginia 24504                                    Porter Funds

Mark J. Seger (age 43)                     Since               Treasurer          Managing  Director of Ultimus  Fund Solutions, LLC
225 Pictoria Drive, Suite 450          November 2000                              and Ultimus Fund Distributors, LLC
Cincinnati, Ohio 45246



                                       9

Pamela C. Simms (age 43)                   Since            Vice President of     Account  Administrator  of  Lowe, Brockenbrough  &
1802 Bayberry Court, Suite 400         February 2003    The Jamestown Tax Exempt  Company, Inc., Richmond, Virginia
Richmond Virginia 23226                                        Virginia Fund

John F. Splain  (age 48)                   Since               Secretary          Managing  Director of Ultimus  Fund Solutions, LLC
225 Pictoria Drive, Suite 450          November 2000                              and Ultimus Fund Distributors, LLC
Cincinnati, Ohio 45246

Connie R. Taylor (age 54)                  Since        Vice President of The     Account  Administrator  of  Lowe,  Brockenbrough &
1802 Bayberry Court, Suite 400           March 1993   Jamestown Balanced Fund and Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                              The Jamestown Equity Fund

Lawrence B. Whitlock, Jr. (age 57)         Since         Vice President of The    Managing  Director  of  Lowe,  Brockenbrough  &
1802 Bayberry Court, Suite 400         February 2002  Jamestown Balanced Fund and Company,  Inc.,  Richmond,  Virginia
Richmond, Virginia 23226                               The Jamestown Equity Fund


* Austin Brockenbrough III, John T. Bruce and Richard Mitchell, as affiliated persons of investment advisers to the Trust, are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Charles
     M. Caravati, Jr. is the father of Charles M. Caravati III, and is an affiliated person of the Trust by virtue of such relationship.

BOARD COMMITTEES. The Board of Trustees has established the following standing committees. The members of the Audit Committee, the Governance, Nomination and Compensation Committee and the Qualified Legal Compliance Committee are J. Finley Lee, Jr., Richard L. Morrill, Harris V. Morrissette, Erwin H. Will, Jr. and Samuel B. Witt III. The members of the Ethics Committee are Charles M. Caravati, Jr., J. Finley Lee, Jr. and Richard Morrill.

o Audit Committee, which oversees the Trust's accounting and financial reporting policies and the independent audit of its financial statements. The Audit Committee met four times during the fiscal year ended March 31, 2005.

o Governance, Nomination and Compensation Committee, which is responsible for selecting and nominating any future Trustees of the Trust who are not "interested persons" of the Trust, determining the level of compensation for non-interested trustees, and addressing fund governance issues on behalf of the Trust. The Governance, Nomination and Compensation Committee met one time during the fiscal year ended March 31, 2005. The Governance, Nomination and Compensation Committee will review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing, addressed to the Committee at the Trust's offices and meet any minimum qualifications that may be adopted by the Committee.

o Qualified Legal Compliance Committee, which is responsible for receiving and investigating evidence from attorneys representing the Trust of material violations of securities laws, a material breach of fiduciary duty or a similar material violation. The Qualified Legal Compliance Committee did not meet during the fiscal year ended March 31, 2005.

o Ethics Committee, which is responsible for interpreting, investigating, resolving and reporting any existing or potential violations of law or personal conflicts of interest involving the Trust's principal executive and accounting officers or persons performing similar functions. The Ethics Committee did not meet during the fiscal year ended March 31, 2005.

TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as December 31, 2004.


                                                                     Aggregate Dollar
                                                            Range of Shares of All Registered
                                   Dollar Range of          Investment Companies Overseen by
                              Shares of the Fund Owned       Trustee in Family of Investment
Name of Trustee                      by Trustee                        Companies
---------------------------------------------------------------------------------------------
Austin Brockenbrough III                None                         Over $100,000
John T. Bruce                           None                         Over $100,000
Charles M. Caravati, Jr.                None                         Over $100,000
Richard Mitchell                        None                         Over $100,000

INDEPENDENT TRUSTEES:
J. Finley Lee, Jr.                $50,001--$100,000                  Over $100,000
Richard L. Morrill                      None                         Over $100,000
Harris V. Morrissette             $10,001--$50,000                   Over $100,000
Erwin H. Will, Jr.                $50,001--$100,000                  Over $100,000
Samuel B. Witt III                      None                          $1--$10,000

As of May 15, 2005, the Trustees and officers of the Fund as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the outstanding shares of the Fund.

TRUSTEE COMPENSATION. No director, officer or employee of an investment adviser or principal underwriter of the Trust will receive any compensation from the Trust for serving as an officer or Trustee of the Trust. Each Trustee who is not affiliated with an investment adviser or principal underwriter of the Trust receives from the Trust an annual retainer of $8,000, payable quarterly, plus a fee of $1,500 for attendance at each meeting of the Board of Trustees and $1,000 for attendance at each meeting of any committee thereof, plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides compensation amounts paid during the fiscal year ended March 31, 2005 to Trustees who are not affiliated with an investment adviser or principal underwriter of the Trust:


                                 Aggregate          Pension or       Estimated Annual    Total Compensation
                                Compensation        Retirement         Benefits Upon      From the Fund and
Trustee                        From the Fund     Benefits Accrued       Retirement           Fund Complex
-----------------------------------------------------------------------------------------------------------
Charles M. Caravati, Jr.          $ 1,273              None                None                $ 14,000
J. Finley Lee, Jr.                  1,636              None                None                  18,000
Richard L. Morrill                  1,636              None                None                  18,000
Harris V. Morrissette               1,636              None                None                  18,000
Erwin H. Will, Jr.                  1,636              None                None                  18,000
Samuel B. Witt III                  1,818              None                None                  20,000

                               INVESTMENT ADVISER

Davenport & Company LLC (the "Adviser") supervises the Fund's investments pursuant to an Investment Advisory Agreement (the "Advisory Agreement") described in the Prospectus. The Advisory Agreement is effective until April 1, 2006 and is subject to annual approval by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Adviser. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

Compensation of the Adviser is at the annual rate of 0.75% of the Fund's average daily net assets. For the fiscal years ended March 31, 2005, 2004 and 2003, the Fund paid the Adviser advisory fees of $958,537, $767,241 and $568,812, respectively.

The Adviser was originally organized in 1863, re-organized as a Virginia corporation in 1972, and subsequently converted to a Limited Liability Corporation in 1997. Through three corporate unitholders, the Adviser is 100% owned by its employees, none of whom own in excess of 10% of the Adviser. In addition to acting as adviser to the Fund, the Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The Adviser is a full-service broker-dealer.

The Adviser provides a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Fund. The Adviser determines what securities and other investments will be purchased, retained or sold by the Fund, and does so in accordance with the investment objective and policies of the Fund as described herein and in the Prospectus. The Adviser places all securities orders for the Fund, determining with which broker, dealer, or issuer to place the orders. The Adviser must adhere to the brokerage policies of the Fund in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions. The Adviser also provides, at its own expense, certain executive officers to the Trust, and pays the entire cost of distributing Fund shares. The Adviser, not the Fund, may compensate dealers or others based on sales of shares of the Fund to clients of such dealers or others or based on the amount of sales of Fund shares or on the average balance of all accounts in the Fund for which such dealers or others are designated as the person responsible for the account.

INVESTMENT POLICY COMMITTEE

Other Accounts Managed
----------------------

The members of the Investment Policy Committee (the "Committee") are also responsible for the day-to-day management of other accounts, as indicated in the following table. Of the six Committee members, Mr. David West and Mr. Michael Beall are the only members that manage an account that has a performance based advisory fee.

Other Accounts Managed (as of March 31, 2005)

----------------------------------------------------------------------------------------------------------------------------
                                                                                            Number of      Total Assets in
                                                               Number                     Accounts with     Accounts with
                                                                of        Total Assets     Advisory Fee      Advisory Fee
   Name of Investment                                         Accounts     in Accounts       Based on          Based on
    Committee Member              Type of Accounts            Managed       Managed        Performance       Performance
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
John P. Ackerly IV,       Registered investment companies:       0             0                0                 0
CFA                       Other pooled investment vehicles:      0             0                0                 0
                          Other accounts:                      4393     $2,001,646,144          0                 0
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Joseph L. Antrim III,     Registered investment companies:       0             0                0                 0
CFA                       Other pooled investment vehicles:      0             0                0                 0
                          Other accounts:                      4401     $2,046,349,757          0                 0
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Michael S. Beall, CFA,    Registered investment companies:       0             0                0                 0
CPA                       Other pooled investment vehicles:      2        $34,768,088           2            $34,768,088
                          Other accounts:                      4473     $2,058,548,820          0                 0
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
E. Trigg Brown, Jr.       Registered investment companies:       0             0                0                 0
                          Other pooled investment vehicles:      0             0                0                 0
                          Other accounts:                      4508     $2,053,868,992          0                 0
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
William M. Noftsinger,    Registered investment companies:       0             0                0                 0
Jr.                       Other pooled investment vehicles:      0             0                0                 0
                          Other accounts:                      4499     $2,055,064,035          0                 0
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
David West, CFA           Registered investment companies:       0             0                0                 0
                          Other pooled investment vehicles:      1        $3,199,977            1             $3,199,977
                          Other accounts:                      4384     $1,995,976,415          0                 0
----------------------------------------------------------------------------------------------------------------------------

Potential Conflicts of Interest
-------------------------------

It is possible that Committee members might not present the Fund and other client portfolios with the same investment opportunities that may come to their attention even if such opportunities are consistent with the Fund's and other clients' investment objectives. The Adviser will endeavor to allocate investment opportunities to all of its clients, including the Fund, in a manner that is fair and equitable over time. At all times, Committee members will use their best judgment and specific knowledge of the Fund and other client accounts when determining which securities to recommend or invest in specific instances.

The Adviser has adopted a Code of Ethics and personal trading policies that allow Committee members who wish to buy or sell the same securities at the same time as their clients (including the Fund), to aggregate (bunch) orders for their personal accounts with client orders according to the Adviser's bunched trading policies. When investment decisions are suitable for a group of advisory clients, to the extent possible, the orders will be aggregated. If more than one price is paid for securities in an aggregated transaction throughout the day, each participating account will receive the average price paid for the block of securities on that day. In addition, procedures are in place to monitor personal trading by the Committee members to ensure that the interests of the Adviser's clients come first.

Certain Committee members may have an incentive to favor performance-based fee clients over other client portfolios. However, the Adviser does not believe that such conflict of interest is material because the investment objectives and strategies of the performance-based fee clients are substantially different from that of the Fund.

The Adviser also engages in providing independent research on various companies, including companies in which the Fund may invest. A research analyst may publish a research report on a company held or being considered by the Fund. Such research reports will be prepared and disseminated without regard to the effects on investments by the Fund and its other clients.

Compensation
------------

All Committee members, except for William M. Noftsinger, Jr., are compensated by a fixed salary, which may change on an annual basis. Mr. Noftsinger does not receive a fixed salary, but is compensated by commissions and other fees as described below.

Additionally, E. Trigg Brown, Jr. receives variable compensation based on the quarterly receipts of the Adviser's branch for which Mr. Brown serves as Branch Manager.

All Committee members are compensated by commissions and fees earned on individual retail and managed customer accounts, which vary by month.

All Committee members, except for John P. Ackerly IV, are compensated by fixed stipend for sitting on various committees of the Adviser (e.g., Investment Policy Committee, Executive Committee and/or Audit Committee).

All Committee members are compensated by a fixed fee for sitting on the Adviser's Board of Directors.

All Committee members, except for David M. West, are eligible for, and typically receive, a variable bonus, which is paid on a discretionary basis, typically at the end of each year, representing discretionary allocations made by the Adviser's Executive Committee.

David M. West is eligible for, and typically receives, a variable bonus, which is paid on a discretionary basis, typically at the end of each year, representing discretionary allocations made by the Adviser's Research Analyst Compensation Committee.

Two Committee members, Michael S. Beall and David M. West, receive discretionary bonuses, which are typically paid at the end of the year, based on the profitability, if any, of two private investment funds managed by the Adviser--"Davenport Financial Fund" and "EWF Partners."

All Committee members receive a safe harbor contribution to the Adviser's 401(k) plan in the amount of 3% of eligible compensation. All Committee members receive an annual contribution to the Adviser's profit sharing plan, which is a discretionary amount, determined annually by the Board of Directors of the Adviser. This amount has historically been 7% of eligible compensation.

All Committee members receive non-cash compensation in the form of monthly parking that is paid by the Adviser on their behalf.

Disclosure of Securities Ownership
----------------------------------

The  following   table  indicates  the  dollar  value  of  shares  of  the  Fund beneficially owned by the Committee members as of March 31, 2005.

      -------------------------------------------------------------------
                   Name of                 Dollar Value of Fund Shares
         Investment Committee Member           Beneficially Owned
      -------------------------------------------------------------------
       John P. Ackerly IV, CFA                 $50,001 - $100,00
      -------------------------------------------------------------------
       Joseph L. Antrim, III, CFA            $500,001 - $1,000,000
      -------------------------------------------------------------------
       Michael S. Beall, CFA, CPA              $10,001 - $50,000
      -------------------------------------------------------------------
       E. Trigg Brown, Jr.                             0
      -------------------------------------------------------------------
       William M. Noftsinger, Jr.                $1 - $10,000
      -------------------------------------------------------------------
       David West, CFA                           $1 - $10,000
      -------------------------------------------------------------------

                                  ADMINISTRATOR

The Trust retains Ultimus Fund Solutions, LLC (the "Administrator"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, to provide the Fund with administrative, pricing, accounting, dividend, disbursing, shareholder servicing and transfer agent services. The Administrator maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Fund and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees.

For the performance of these administrative services, the Fund pays the Administrator a fee at the annual rate of 0.15% of the average value of its daily net assets up to $25 million, 0.125% of such assets from $25 million to $50 million, and 0.10% of such assets in excess of $50 million, plus a shareholder recordkeeping fee at the rate of $10 per account in excess of 1,000. In addition, the Fund pays out-of-pocket expenses, including but not limited to,
postage,   envelopes,
checks, drafts, forms, reports, record storage, communication lines and all costs of external pricing services.

For the fiscal years ended March 31, 2005, 2004 and 2003, the Fund paid fees to the Administrator of $186,340, $157,472 and $127,046, respectively.

                                   DISTRIBUTOR

Ultimus Fund Distributors, LLC (the "Distributor"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Fund pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not "interested persons" of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of the Administrator, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

                             OTHER SERVICE PROVIDERS

The firm of Ernst & Young LLP, 312 Walnut Street, Suite 1900, Cincinnati, Ohio 45246, has been retained by the Board of Trustees to perform an independent audit of the financial statements of the Trust and to advise the Trust as to matters of accounting and federal and state income taxation, as requested.

Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts 02109, serves as legal counsel to the Trust and the Independent Trustees.

The Custodian of the Fund's assets is US Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian holds all cash and securities of the Fund (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Fund.

                       PORTFOLIO SECURITIES AND BROKERAGE

It is the Fund's practice to seek the best price and execution for all portfolio securities transactions. The Adviser (subject to the general supervision of the Board of Trustees) directs the execution of the Fund's portfolio transactions.

The Fund's common stock portfolio transactions will be exchange traded or traded in the over-the-counter market. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or
(iii) an affiliated person of which is an affiliated person of the Trust or the Adviser. To the maximum extent feasible, it is expected that the Fund's portfolio securities transactions will be executed through the Adviser. The Adviser seeks to provide quality execution at the best net results, taking into consideration such factors as price, size and complexity of order. Other important factors include efficiency of execution, reliability, integrity, confidentiality, and overall responsiveness of the Adviser's wire room. Also, the operational capability, settlement and reporting functions of the Adviser and the ability to enter trades and view Fund information electronically are important factors in deciding to execute trades internally through the Adviser.

The Fund paid no brokerage commissions during each of the last three fiscal years. All transactions were executed through the Adviser, which waived all brokerage commissions. The Fund could potentially incur brokerage commissions at any time should the Adviser elect not to waive commissions or if Fund trades are placed through outside brokers.

While there is no formula, agreement or undertaking to do so, a portion of the Fund's brokerage commissions may, in the discretion of the Adviser, be allocated to those brokers or dealers that provide the Adviser with research services. The types of research services that the Adviser may obtain include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Adviser for the benefit of the other clients it may have. Conversely, the Fund may benefit from such transactions effected for the benefit of other clients. In all cases, the Adviser is obligated to effect transactions for the Fund based upon obtaining the most favorable price and execution. Factors considered by the Adviser in determining whether the Fund will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Adviser's perception of the broker's reliability, integrity and financial condition.

As of March 31, 2005, the Fund held common stock issued by the parent companies of Wachovia Securities, LLC (the market value of which was $2,672,877) and Citigroup Global Markets Inc. (the market value of which was $2,514,393). Wachovia Securities, LLC and Citigroup Global Markets Inc. are two of the Trust's "regular broker-dealers" as defined in the 1940 Act.

CODES OF ETHICS. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act which permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the Securities and Exchange Commission.

                          SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Fund offers the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular periodic investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the net asset value on or about the fifteenth and/or the last business day of the month as indicated on the Account Application. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month or quarterly in the months of March, June, September and December). Payments may be made directly to an investor's account with a commercial bank or other depository institution via an Automated Clearing House ("ACH") transaction.

Instructions for establishing this service are included in the Application contained in the Prospectus or are available by calling the Fund. Payment may also be made by check made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment. In addition, systematic withdrawals may result in realized long-term or short-term capital gains or losses, or, in certain circumstances, may be treated as dividends for tax purposes. The Systematic Withdrawal Plan may be terminated at any time by the Fund upon sixty days written notice or by a shareholder upon written notice to the Fund.
Applications and further details may be obtained by calling the Fund at 1-800-443-4249, or by writing to:

                            The Davenport Equity Fund
                              Shareholder Services
                                 P.O. Box 46707
                           Cincinnati, Ohio 45246-0707

PURCHASES IN KIND. The Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long term investment of the Fund, the marketability of such securities, and other factors which the Adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Net Asset Value is Determined" in the Prospectus.

REDEMPTIONS IN KIND. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in portfolio securities or other property of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund commits itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net assets at the beginning of such period.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include the following: (1) the existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

                               PURCHASE OF SHARES

The purchase price of shares of the Fund is the net asset value next determined after the order is received. An order received prior to the close of the regular session of trading of the New York Stock Exchange (the "Exchange"), generally 4:00 p.m., Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the

Fund until confirmed in writing (or unless other arrangements have been made with the Fund, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Due to Internal Revenue Service regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Fund is required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Fund within 60 days.

The Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and
(iii) to reduce or waive the minimum for initial and subsequent investments under some circumstances, including circumstances where certain economies can be achieved in sales of Fund shares.

EMPLOYEES AND AFFILIATES OF THE FUND. The Fund has adopted initial investment minimums for the purpose of reducing the cost to the Fund (and consequently to the shareholders) of communicating with and servicing their shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Fund, the Adviser and certain parties related thereto, including clients of the Adviser or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if shareholders consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                              REDEMPTION OF SHARES

The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "SEC"),
(ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the SEC may permit.

No charge is made by the Fund for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be for more or less than the amount of the shareholder's investment depending on the market value of the securities held by the Fund.

There is currently no charge by the Fund for wire redemptions. However, the Fund reserves the right, upon thirty days written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

                          NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Fund, and they have adopted procedures to do so, as follows. The net asset value of the Fund is determined as of the close of the regular session of trading of the Exchange (currently 4:00 p.m., Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily.

                                  FUND EXPENSES

The Fund pays all expenses not assumed by the Adviser, including its advisory fees. Fund expenses include, among others, the fees and expenses, if any, of the Trustees and officers who are not "affiliated persons" of the Adviser or the Distributor, fees of the Custodian, interest expense, taxes, brokerage fees and commissions, fees and expenses of the Fund's shareholder servicing operations, fees and expenses of qualifying and registering the Fund's shares under federal and state securities laws, expenses of preparing, printing and distributing prospectuses and reports to existing shareholders, auditing and legal expenses, insurance expenses, association dues, and the expense of shareholders' meetings and proxy solicitations. The Fund is also liable for any nonrecurring expenses as may arise such as litigation to which the Fund may be a party. The Fund may be obligated to indemnify the Trustees and officers with respect to such litigation. All expenses of the Fund are accrued daily on the books of the Fund at a rate which, to the best of its belief, is equal to the actual expenses expected to be incurred by the Fund in accordance with generally accepted accounting practices.

General Trust expenses are allocated among the series, or funds, on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

                           ADDITIONAL TAX INFORMATION

Taxation of the Fund. The Fund intends to qualify annually for the special tax treatment afforded a "regulated investment company" ("RIC") under Subchapter M of the Internal Revenue Code of 1986 (the "Code") so that it does not pay federal taxes on income and capital gains distributed to shareholders. Among the requirements to qualify under Subchapter M, the Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, the Fund must (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies or, for the Fund's taxable years beginning July 1, 2005 and later, from net income derived from an interest in a qualified publicly traded partnership ("PTP"); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's total assets is invested in securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses or, for the Fund's taxable years beginning July 1, 2005 and later, the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a RIC.

While the above requirements are aimed at qualification of the Fund as a RIC under Subchapter M of the Code, the Fund also intends to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Fund remains qualified under Subchapter M, it will not be subject to federal income tax to the extent it distributes its taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on the Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While the Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Fund indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes. If the Fund fails to qualify as a RIC for any year, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally will be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders and the provisions relating to qualified dividend income. The Board of Trustees reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of March 31, 2005, the Fund had capital loss carryforwards for federal income tax purposes of $5,929,399, of which $3,819,451 expire March 31, 2011 and $2,109,948 expire March 31, 2012. These capital loss carryforwards may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

TAX STATUS OF THE FUND'S DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Fund derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Dividends from net investment income to the extent the Fund receives qualified dividend income will be taxable to individuals at net capital gains rates. Qualified dividend income is, in general, income from dividends the Fund receives from taxable domestic corporations and certain foreign corporations, subject to certain holding period and other requirements. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held. For information on "backup" withholding, see "Purchase of Shares" above.

For corporate shareholders, the dividends received deduction, if applicable, should apply to a portion of dividends paid by the Fund. The Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of a part of your investment.

SALE OR REDEMPTION OF FUND SHARES. A sale or redemption of shares of the Fund by a shareholder is generally a taxable event. For federal income tax purposes, any loss upon the sale of shares of the Fund held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder.

Shareholders should consult their tax advisors regarding the federal, state, local and foreign tax consequences resulting from the ownership of shares of the Fund.

                       GENERAL INFORMATION ABOUT THE TRUST

The Fund is a no-load, diversified series of Williamsburg Investment Trust, an open-end management investment company organized as a Massachusetts business trust in July 1988. The Board of Trustees has overall responsibility for management of the Fund under the laws of Massachusetts governing the responsibilities of trustees of business trusts.

Shares of the Fund, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that:
(1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). Shareholder inquiries may be made in writing, addressed to the Fund at the address contained in this Statement of Additional Information. In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to have an annual meeting of shareholders.

The Declaration of Trust of the Trust currently provides for the shares of eleven funds, or series, to be issued. Shares of all eleven series have currently been issued, in addition to the Fund: shares of the FBP Value Fund and the FBP Balanced Fund, which are managed by Flippin, Bruce & Porter, Inc. of Lynchburg, Virginia; shares of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown International Equity Fund and The Jamestown Tax Exempt Virginia Fund, which are managed by Lowe, Brockenbrough & Company, Inc. of Richmond, Virginia; and shares of The Government Street Equity Fund, The Government Street Mid-Cap Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund, which are managed by T. Leavell & Associates, Inc. of Mobile, Alabama. The Trustees are permitted to create additional series, or funds, at any time.

Upon liquidation of the Trust or a particular fund of the Trust, holders of the outstanding shares of the fund being liquidated shall be entitled to receive, in proportion to the number of shares of the fund held by them, the excess of that fund's assets over its liabilities. Each outstanding share is entitled to one vote for each full share and a fractional vote for each fractional share, on all matters which concern the Trust as a whole. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the fund, shall be voted in the aggregate and not by fund, except (i) when required by the 1940 Act, shares shall be voted by individual fund; and (ii) when the matter does not affect any interest of a particular fund, then only shareholders of the affected fund or funds shall be entitled to vote thereon. Examples of matters which affect only a particular fund could be a proposed change in the fundamental investment objectives or policies of that fund or a proposed change in the investment advisory agreement for a particular fund. The shares of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they so choose.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability.

Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

PROXY VOTING POLICIES AND PROCEDURES. The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Fund intends to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this Statement of Additional Information as Appendix A. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-800-443-4249, or on the SEC's website at HTTP://WWW.SEC.GOV.


PORTFOLIO HOLDINGS DISCLOSURE POLICY. The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding securities held by the Fund, and disclosure of purchases and sales of such securities, may be made to shareholders of the Fund or other persons.

     o Public disclosure regarding the securities held by the Fund ("Portfolio Securities") is made quarterly in Annual Reports and Semi-Annual Reports to shareholders, and in quarterly holdings reports on Form N-Q.

     o The Fund posts its complete listing of Portfolio Securities on a daily basis at WWW.INVESTDAVENPORT.COM. The listing of Portfolio Securities is current to the previous day's close of the market. The website is open to the general public.

     o Information regarding Portfolio Securities as of the end of the most recent calendar quarter, and other information regarding the investment activities of the Fund during such quarter, may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Fund.

o Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Fund.

                         CALCULATION OF PERFORMANCE DATA

The Fund may, from time to time, advertise certain total return information. The average annual total return of the Fund for a period is computed by finding the average compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the Fund's operations) that would equate the initial amount invested to the ending redeemable value (after adjusting for the reinvestment of any income dividends and capital gain distributions). In particular, the average annual total return of the Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P (l+T)n = ERV.

Average annual total returns may also be calculated (i) after taxes on distributions and (ii) after taxes on distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The table below shows the Fund's average annual total returns for periods ended March 31, 2005:
                                                                 Since Inception
                                      One Year      Five Years    (Jan.15, 1998)
                                      --------      ----------    --------------
Return Before Taxes                     6.91%         -0.55%           4.27%
Return After Taxes on Distributions     6.80%         -0.68%           4.11%
Return After Taxes on Distributions
  and Sale of Fund Shares               4.58%         -0.54%           3.60%

In addition, the Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, the Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          Yield = 2[(a-b/cd + 1)6 - 1]
Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The Fund's yield for the 30 days ended March 31, 2005 was 0.40%.

The Fund's performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to rankings or broad groups of mutual funds, as prepared or tracked and published by mutual fund monitoring services, such as Lipper, Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

o LIPPER, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC. rates NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for one month.

Investors may use such indices and averages in addition to the Fund's Prospectus to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund assuming reinvestment of dividends and distributions over a specified period of time.

From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as Standard &

Poor's Ratings Group and Moody's Investors Service, Inc.). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also present its performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser's view of current or past market conditions or historical trends. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                        FINANCIAL STATEMENTS AND REPORTS

The financial statements of the Fund will be audited at least once each year by an independent registered public accounting firm. Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany the Statement of Additional Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor. The financial statements of the Fund as of March 31, 2005, together with the report of the independent registered public accounting firm thereon, are incorporated herein by reference to the Annual Report of the Fund.

                                   APPENDIX A

                          WILLIAMSBURG INVESTMENT TRUST

                   POLICIES AND PROCEDURES FOR VOTING PROXIES



     1. PURPOSE. The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by the Trust. These policies and procedures are to be implemented by the Investment Advisers to the various Funds.

     2. DEFINITIONS

     (a) PROXY. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter. Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management's policies or strategies.

     (b) PROXY MANAGER. Proxy manager, as used herein, refers to the individual, individuals or committee of individuals appointed by the Investment Advisers to the various Funds as being responsible for supervising and implementing these Policies and Procedures.

     3. POLICY FOR VOTING PROXIES.

     (a) FIDUCIARY CONSIDERATIONS. Proxies are voted solely in the interests of the shareholders of the Trust. Any conflict of interest must be resolved in the way that will most benefit the shareholders.

     (b) MANAGEMENT RECOMMENDATIONS. Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight.

The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company's management, unless it is determined that supporting management's position would adversely affect the investment merits of owning the stock. However, each issue should be considered on its own merits, and the position of the company's management should not be supported in any situation where it is found not to be in the best interests of the Trust's shareholders.

     4. CONFLICTS OF INTEREST. The Trust recognizes that under certain circumstances the Investment Advisers may have a conflict of interest in voting proxies on behalf of the various Funds. Such circumstances may include, but are not limited to, situations where the Investment Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Investment Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Investment Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Investment Adviser's business, and to bring conflicts of interest of which they become aware to the attention of the proxy manager. The Investment Adviser shall not vote proxies relating to such issuers on behalf of the Funds until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been determined in the manner described below. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the proxy manager determines that a conflict of interest is not material, the Investment Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, either (i) the conflict shall be disclosed to the Audit Committee and the Investment Adviser shall follow the instructions of the Audit Committee or
(ii) the Investment Adviser shall vote the issue in question based upon the recommendation of an independent third party under a contractual arrangement approved by the Audit Committee. The proxy manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

     5. ROUTINE PROPOSALS. Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) should generally be voted in favor of management.

     6. NON-ROUTINE PROPOSALS.

     (a) GUIDELINES ON ANTI-TAKEOVER ISSUES. Since anti-takeover proposals generally reduce shareholders' rights, the vote with respect to these proposals should generally be "against." During review of the proposal, if it is concluded that the proposal is beneficial to shareholders, a vote for the proposal should be cast. This may (but is not required to) be the case for staggered board and fair price amendments. Other anti-takeover issues include supermajority rules, superstock, poison pills and greenmail.

     (b) GUIDELINES ON SOCIAL AND POLITICAL ISSUES. Social and political issues should be reviewed on a case by case basis. Votes should generally be cast with management on social or political issues, subject to review by the proxy manager appointed by the Investment Adviser who shall be the portfolio manager, securities analyst or other investment professional.

     7. PROXY MANAGER APPROVAL. Votes on non-routine matters (including the matters in paragraph 5 and mergers, stock option and other compensation plans) and votes against a management's recommendations are subject to approval by the proxy manager.

     8. PROXY VOTING PROCEDURES. Proxy voting will be conducted in compliance with the policies and practices described in this memorandum and is subject to the proxy manager's supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. Records should be maintained regarding the voting of proxies under these Policies and Procedures.

     9. REPORT TO THE BOARD. On an annual basis, the proxy manager or his designee will report in writing to the Board of Trustees on the general manner in which proxy proposals relating to anti-takeover, social and political issues were voted, as well as proposals that were voted in opposition to management's recommendations.

     10. INVESTMENT ADVISERS' VOTING PROCEDURES. The Trust acknowledges that the Investment Advisers to the various Funds have adopted voting policies and procedures for their clients which have been delivered to the Trust. To the extent that such policies and procedures are consistent with these Policies and Procedures, the Investment Advisers may implement them with respect to voting proxies on behalf of the various Funds. However, the provisions of paragraph 4 of these Policies and Procedures relating to conflicts of interest shall supercede any comparable provisions of the Investment Advisers' policies and procedures.



As adopted November 1, 2004

                     DAVENPORT & COMPANY LLC (THE "ADVISER")

                      Proxy Voting Policies and Procedures

If directed in writing by the client, Adviser will be responsible for voting proxies for accounts in Adviser's investment advisory programs. The Adviser intends  to  exercise  a voice on behalf of  clients  in  matters  of  corporate governance through the proxy process. The Adviser takes its fiduciary responsibilities very seriously and believes the right to vote a proxy is a significant asset of shareholders and clients. The Adviser exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of clients' investments.

The Adviser's Executive Committee has delegated the responsibility of overseeing proxy voting policies and decisions for clients to a proxy voting committee (the "Voting Committee"). The Adviser's proxy voting policies and procedures are outlined below.

GENERAL POLICY FOR VOTING PROXIES

The Adviser will vote proxies solely in the interests of its clients, and, unless otherwise directed in writing, will vote consistently across the client base. The Adviser shall accept, but not solicit, client directions regarding proxy proposals. Any client directions shall be memorialized in accordance with procedures set forth in this document.

The Adviser shall not vote proxies for privately held securities, nor shall extraordinary measures, such as, but not limited to travel, be taken to submit a proxy vote. The Adviser will generally not vote proxies when the cost of voting on a particular proxy proposal could exceed the expected benefit to a client.

From time to time, the Adviser may abstain from voting proxies for securities that have not been selected through the advisory process but are held in a client account per the client's direction.

Since the quality and depth of management is a primary factor considered when investing in a company, the Adviser gives substantial weight to the recommendation of management on any issue. However, the Adviser will consider each issue on its own merits, and the position of a company's management will not be supported in any situation where it is found not to be in the best interests of clients. Proxy voting, absent any unusual circumstances or conflicts of interest, will be conducted in accordance with the procedures set forth below.

PROXY VOTING PROCESS:  VOTING COMMITTEE GOVERNANCE

At the direction of the Adviser, the Voting Committee has been formed to oversee all matters involving the proxy voting process. The Voting Committee consists of six members, five of which shall hold voting powers. Of the five members, two shall be Portfolio Managers in the Asset Management Department, two shall be members of the Research Department, and one shall be a member of the Retail Sales Department. The sixth, non-voting member shall be the proxy coordinator (the "Coordinator"). The Voting Committee shall meet on an as needed basis and have a minimum of four voting members present. The Voting Committee will utilize the services of outside professionals (such as Eagan Jones) to assist in its analysis of voting issues and the actual voting of proxies. The Coordinator will maintain records regarding the voting of proxies under this method.

THE PROXY SCREENING PROCESS

At the direction of the Adviser, the Coordinator will screen all proxy material subject to a vote in accordance with the Adviser's policies and procedures.

The Coordinator will have the following responsibilities:

     1.   Review all proxy material received,
     2.   Determine eligibility,
     3.   Identify proxies containing common, routine proposals,
     4.   Determining potential conflicts,
     5. Obtain voting guidance from a professional proxy voting service (Eagan Jones).
     6. Notify the Voting Committee when an upcoming vote is subject to a conflict of interest,
     7. Notify the Voting Committee and maintain records of any client directed proxies,
     8. Cast proxy votes through the Internet in accordance with the Voting Committee's direction and/or guidance from Eagan Jones.
     9. Maintain records for both proxy votes and any client requests for voting information.

The Coordinator shall make reasonable efforts to obtain proxy materials and to vote in a timely fashion.

CONFLICTS OF INTEREST

The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where the Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote.

Committee members have an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of clients. Conflicts of interest may be the result of personal or business relationships, or due to circumstances that may arise during the conduct of the Adviser's business. Committee members shall bring any known conflict of interest to the attention of the Coordinator.

The Adviser believes that certain proxies pertaining to a mutual fund are a potential conflict. For example, the Adviser may have a conflict of interest when the Adviser is solicited to vote client proxies approving an increase in fees deducted from mutual fund assets pursuant to a 12b-1 plan if the fees are a source of revenue for the Adviser.

The Voting Committee may vote proxies relating to issuers where a potential conflict of interest is identified, if the Voting Committee, in consultation with the Compliance Department, has determined that the conflict of interest is not material. A conflict of interest will be considered material if it is determined that such conflict has the potential to influence the Adviser's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. In the event that a material conflict arises, the proxy will be voted in accordance with the recommendation of a professional proxy voting service (Eagan Jones). The Coordinator shall memorialize all materiality decisions.

COMMITTEE MEMBERSHIP

From time to time, the Adviser may find it necessary to replace members of the Voting Committee. In general, the members of the Committee are appointed by and serve at the pleasure of the Advisor's Executive Committee. The Advisor will maintain a current committee member schedule ("Schedule A").

COMMON PROPOSALS

The Voting Committee recognizes that there are common proposals that routinely appear on proxies. Listed below are examples of voting decisions for the types of proposals that are most frequently presented:

ELECTION OF THE BOARD OF DIRECTORS

The Voting Committee believes that good governance starts with an independent board, unfettered by significant ties to management, all of whose members are elected annually. In addition, key board committees should be entirely independent.

The Voting Committee will generally support the election of directors that result in a board made up of a majority of independent directors.

The Voting Committee will generally withhold votes for non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

The Voting Committee will hold directors accountable for the actions of the committees on which they serve. For example, the Voting Committee will generally withhold votes for nominees who serve on the compensation committee if they approve excessive compensation arrangements or propose equity-based compensation plans that unduly dilute the ownership interests of stockholders.

The Voting Committee will support efforts to declassify existing boards, and will generally block efforts by companies to adopt classified board structures.

APPROVAL OF INDEPENDENT AUDITORS

The Voting Committee believes that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence.

The Voting Committee will vote against proposed auditors where non-audit fees make up more than 50% of the total fees paid by the company to the audit firm.

The Voting Committee will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with the company (regardless of its size relative to the audit fee) to determine whether the Voting Committee believes independence has been compromised.

EQUITY-BASED COMPENSATION PLANS

The Voting Committee believes that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. Conversely, the Voting Committee is opposed to plans that substantially dilute its clients' ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

The Voting Committee will generally vote against plans where total potential dilution (including all equity-based plans) exceeds 15% of shares outstanding.

The Voting Committee will generally vote against plans if annual option grants have exceeded 2% of shares outstanding.

These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan's impact on our clients, the Voting Committee considers other factors such as the nature of the industry and size of the company.

The Voting Committee will generally vote against plans that have any of the following structural features:

     o    Ability to re-price underwater options
     o Ability to issue options with an exercise price below the stock's current market price.
     o    Ability to issue  reload  options.
     o    Automatic share replenishment ("evergreen") feature.

The Voting Committee will generally support measures intended to increase long-term stock ownership by executives. These may include:

     o Requiring senior executives to hold a minimum amount of stock in the company (frequently expressed as a certain multiple of the executive's salary).
     o Requiring stock acquired through option exercise to be held for a certain period of time.
     o    Using restricted stock grants instead of options.

To this end, the Voting Committee supports expensing the fair market value of option grants because it substantially eliminates their preferential financial statement treatment vis-a-vis stock grants, furthering the case for increased ownership by corporate leaders and employees.

The Voting Committee will generally support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

CORPORATE STRUCTURE AND SHAREHOLDER RIGHTS

The Voting Committee believes that shareholders should have voting power equal to their equity interest in the company and should be able to approve (or reject) changes to the corporation's by-laws by a simple majority vote.

The Voting Committee will support proposals to remove super-majority (typically from 66.7% to 80%) voting requirements for certain types of proposals. The Voting Committee will vote against proposals to impose super-majority requirements.

The Voting Committee will generally vote for proposals to lower barriers to shareholder action (e.g., limited rights to call special meetings, limited rights to act by written consent).

The Voting Committee will generally vote against proposals for a separate class of stock with disparate voting rights.

The Voting Committee will generally vote for proposals to subject shareholder rights plans ("poison pills") to a shareholder vote. In evaluating these plans, the Committee will be more likely to support arrangements with short-term (less than 3 years) sunset provisions, qualified bid/permitted offer provisions ("chewable pills") and/or mandatory review by a committee of independent directors at least every three years (so-called "TIDE" provisions).

CORPORATE AND SOCIAL POLICY ISSUES

The Voting Committee believes that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices.

The Voting Committee generally votes against these types of proposals, although the Voting Committee may make exceptions in certain instances where it believes a proposal has substantial economic implications. The Voting Committee recognizes it may not be able to reflect accurately the stance of the Adviser's broad client base, and, therefore reserves the right to issue an abstention from vote regarding this type of proposal.